UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04413

Exact name of registrant as specified in charter:
Delaware Group® Equity Funds IV

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Growth Opportunities Fund

September 30, 2008

Growth equity mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	7

Sector allocation and top 10 holdings	9

Statement of net assets	10

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	18

Notes to financial statements	28

Report of independent registered public accounting firm	37

Other Fund information	38

Board of trustees/directors and officers addendum	44

About the organization	52

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

©2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Growth Opportunities Fund	Oct. 7, 2008

Please discuss the economic and market environment during the 12 months ended Sept. 30, 2008.

The period ended Sept. 30, 2008, was marked by a series of events and changes that escalated financial worries to a new level by the end of the fiscal year of Delaware Growth Opportunities Fund. General strains on credit and liquidity brought Lehman Brothers into bankruptcy, with certain parts of the business purchased by various companies. Fannie Mae and Freddie Mac were converted to independent entities and establish as a conservatorship run by the Federal Housing Finance Agency.

A slowing economy and a sharp decline in housing prices and sales contributed to the negative investor sentiment reflected in the major equity and fixed income indices. During the last days of the fiscal year, the Chicago Board Options Exchange Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index’s inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the steepest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. broker/dealers. That same day, the S&P 500 Index, which is generally representative of the broad stock market, plummeted by 8.6%. Both indices fell into bear market territory during the last quarter of the fiscal year, down more than 20% from the highs of the prior autumn. Further, the nation grappled with uncertainty over whether a $700 billion financial bailout plan designed to stabilize the U.S. financial system would receive government approval.

During most of the fiscal year, high oil prices, inflationary pressures, and the subprime mortgage fallout weighed heavily on U.S. consumers. A series of short-term interest rate cuts and a stimulus package aimed at helping lower- and middle-income families failed to jump start the economy. U.S. and international markets fell as global economies deteriorated.

How did the Fund perform over the last 12 months?

Delaware Growth Opportunities Fund returned -24.03% at net asset value and -28.38% at maximum offer price for Class A shares with both figures representing all dividends reinvested. The Fund’s performance benchmark, the Russell Midcap® Growth Index, returned -24.65%. Please see page 4 for the complete annualized performance of Delaware Growth Opportunities Fund.

What affected results relative to your benchmark index?

We believe that as U.S. markets fell, the combined effects of deteriorating credit conditions and rising commodity prices prompted investors to become more risk-averse. Despite its poor performance, the Fund enjoyed gains from select holdings.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware Growth Opportunities Fund

These gains, however, were offset by challenges in the consumer services, energy, and financial sectors. Within the energy sector, our performance relative to the benchmark was affected adversely by our focus on stocks of oil services companies. The stocks of these companies did not perform as well as those of the sector’s exploration and production companies. For example, in March oil rose above $100 a barrel and climbed to its record high of $147 by July. Financials also struggled as exposure to subprime debt forced stock prices to all-time lows. In February, we sold the stock of investment bank Lehman Brothers at a loss — well before its bankruptcy in September.

Where did you find investment opportunities during the fiscal period?

In light of the extreme market turmoil, we emphasized exposure to companies in industries that we believed would be less affected by the economic downturn. An overweight compared to the Fund’s benchmark index in healthcare aided returns, as did positive gains from industrials, which were among the market’s better performers.

Within the healthcare sector, we look for quality companies with a competitive product base, low debt, and attractive profit margins. Investments in Perrigo, a company that manufactures private label products for retail pharmacies, and ResMed, which develops products for the screening and treatment of sleep-related respiratory disorders, are examples of this strategy. We owned both stocks at the close of the fiscal year.

In the industrial sector, First Solar, a manufacturer of solar energy panels, and Quanta Services, a provider of specialized network solutions for various utility industries, delivered positive returns. We believe that both companies are well-positioned to benefit from the growing trend toward renewable energy generation. We continue to own both of these companies.

What were your greatest investment challenges?

In general, consumer-oriented holdings were a drag on performance. These companies suffered as Americans reduced discretionary spending in the wake of higher energy prices and falling home values. Coach, a leading marketer of leather accessories, and shoe manufacturer Crocs saw their stock prices plummet. Following a rapid expansion phase, Chipotle Mexican Grill was challenged by rising food costs and increasingly cash-strapped consumers. We exited all of these companies before the end of the fiscal year.

Another disappointment was International Game Technology, a leading provider of interactive software used in gambling machines. Economic concerns strained stock performance; however, we believe the company’s long-term growth prospects remain positive. Shares of F5 Networks, a leading application networks solutions company, declined amid investor concerns although the company actually exceeded earnings estimates. Increased volatility in the financial sector had a negative impact on some company clients and put downward pressure on the stock price.

CGG Veritas, an energy sector company that manufactures equipment and performs geophysical tests for oil and gas exploration and production, failed to meet our performance expectations. Despite recent earnings growth, revised earnings estimates had a negative effect on the price of the company’s American depository receipt that we held. Though economic challenges will likely prevail for some time, we believe that this Company offers positive long-term growth prospects and continues to maintain our positions.

Which holdings lent strength to the portfolio during the 12-month period?

A slight underweight in technology stocks proved to be a wise strategy, as the sector experienced sharp declines because of weak corporate spending. One notable performer was Ansys, an engineering software company that generated strong earnings growth throughout the fiscal year. A sizeable position in Urban Outfitters also aided performance. The clothing retailer posted double-digit sales at a time when many competitors lost market share. Another was Flowers Foods, the nation’s leading producer of packaged bakery products. Flowers profits rose sharply during the period, aided by higher prices and strong sales.

How were you managing risk given the ongoing economic uncertainty at the end of the fiscal year?

Given the magnitude of the downturn and the anticipated ongoing instability in the financial markets, we believed the current investment environment warranted even greater focus on stock selection. In this climate, we believed that leverage was a real risk to a company’s business model. Therefore, we continued to emphasize companies with what we believed were competitive products, solid balance sheets, low debt, and the ability to grow market share. We also continued to align our sector weightings close to those of the index, maintained a sizeable cash position in an effort to minimize risk and, as always, aimed to take advantage of compelling investment opportunities.

Fund basics
Delaware Growth Opportunities Fund		As of Sept. 30, 2008
Fund objective:	The Fund seeks long-term capital growth.
Total Fund net assets:	$280 million
Number of holdings:	60
Fund start date:	March 27, 1986
	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class B	DFBIX	245906300
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201

Performance summary
Delaware Growth Opportunities Fund	Sept. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Growth Opportunities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns from Sept. 30, 1998, through Sept. 30, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	-24.03%	+5.49%	+6.23%	+13.10%
Including sales charge	-28.38%	+4.25%	+5.60%	+12.80%
Class B (Est. Sept. 6, 1994)
Excluding sales charge	-24.56%	+4.74%	+5.64%	+7.26%
Including sales charge	-27.21%	+4.37%	+5.64%	+7.26%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-24.55%	+4.75%	+5.49%	+5.90%
Including sales charge	-25.21%	+4.75%	+5.49%	+5.90%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 6. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Jan. 31, 2009.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since June 2, 2003) periods ended Sept. 30, 2008, for Delaware Growth Opportunities Fund Class R shares were -24.16%, -1.10%, +5.25%, and +6.08%, respectively.

Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since March 27, 1986) periods ended Sept. 30, 2008, for Delaware Growth Opportunities Fund Institutional Class shares were -23.81%, +5.79%, +6.55%, and +13.33%, respectively.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse certain expenses and/or waive its management fees from Feb. 1, 2008, through Jan. 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expense	1.44%	2.14%	2.14%	1.74%	1.14%
(without fee waivers)
Net expense ratio	1.43%	2.13%	2.13%	1.63%	1.13%
(including fee waivers, if any)*

*The applicable fee waivers are discussed in the text on pages 4 and 5.

Performance summary
Delaware Growth Opportunities Fund

Performance of a $10,000 investment

Average annual total returns from Sept. 30, 1998, through Sept. 30, 2008

For period beginning Sept. 30, 1998, through Sept. 30, 2008	Starting value	Ending value
Russell Midcap® Growth Index	$10,000	$18,093
Delaware Growth Opportunities Fund — Class A Shares	$9,425	$17,984

The chart assumes $10,000 invested in the Fund on Sept. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

The chart also assumes $10,000 invested in the Russell Midcap Growth Index as of Sept. 30, 1998. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period April 1, 2008 to September 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 to September 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio(s) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

Delaware Growth Opportunities Fund
Expense Analysis of an Investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/08	9/30/08	Expense Ratio	4/1/08 to 9/30/08*
Actual Fund Return
Class A	$1,000.00	$915.00	1.43%	$6.85
Class B	1,000.00	911.20	2.13%	10.18
Class C	1,000.00	911.50	2.13%	10.18
Class R	1,000.00	913.80	1.63%	7.80
Institutional Class	1,000.00	915.90	1.13%	5.41
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.43%	$7.21
Class B	1,000.00	1,014.35	2.13%	10.73
Class C	1,000.00	1,014.35	2.13%	10.73
Class R	1,000.00	1,016.85	1.63%	8.22
Institutional Class	1,000.00	1,019.35	1.13%	5.70

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Sector allocation and top 10 holdings
Delaware Growth Opportunities Fund	As of September 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock	94.14%
Basic Industry/Capital Goods	10.92%
Business Services	7.14%
Consumer Durables	1.51%
Consumer Non-Durables	13.99%
Consumer Services	4.44%
Energy	10.59%
Financials	5.90%
Health Care	18.76%
Technology	18.54%
Transportation	2.35%
Discount Note	0.40%
Repurchase Agreements	5.74%
Securities Lending Collateral	11.36%
Total Value of Securities	111.64%
Obligation to Return Securities Lending Collateral	(11.36%)
Liabilities Net of Receivables and Other Assets	(0.28%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Urban Outfitters	3.62%
Biogen Idec	3.25%
Abraxis BioScience	2.73%
ANSYS	2.66%
Flowers Foods	2.65%
National Oilwell Varco	2.51%
Sepracor	2.43%
Hunt (J.B.) Transport Services	2.35%
Core Laboratories	2.35%
Microsemi	2.35%

Statement of net assets
Delaware Growth Opportunities Fund	September 30, 2008

		Number of shares	Value
Common Stock – 94.14%
Basic Industry/Capital Goods – 10.92%
	Agrium	57,800	$3,241,424
*†	First Solar	14,600	2,758,086
*	Flowserve	36,800	3,266,736
	Joy Global	80,400	3,629,256
†	Mettler-Toledo International	33,000	3,234,000
	Precision Castparts	46,900	3,694,782
*†	Quanta Services	165,300	4,464,753
*	Roper Industries	109,600	6,242,816
			30,531,853
Business Services – 7.14%
†	Concur Technologies	147,600	5,647,176
	Dun & Bradstreet	25,300	2,387,308
	Expeditors International Washington	122,900	4,281,836
†	Fiserv	100,400	4,750,928
†	Iron Mountain	118,400	2,890,144
			19,957,392
Consumer Durables – 1.51%
†	LKQ	249,600	4,235,712
			4,235,712
Consumer Non-Durables – 13.99%
*†	Amazon.com	76,100	5,537,036
*†	Dollar Tree	171,800	6,246,648
*	Flowers Foods	252,600	7,416,336
*	Guess	159,700	5,555,963
	PETsMART	170,900	4,222,939
*†	Urban Outfitters	317,700	10,125,099
			39,104,021
Consumer Services – 4.44%
*	Burger King Holdings	186,300	4,575,528
†	DISH Network Class A	144,600	3,036,600
*	Host Hotels & Resorts	79,970	1,062,801
	International Game Technology	140,800	2,418,944
*†	Wynn Resorts	16,100	1,314,404
			12,408,277

		Number of shares	Value
Common Stock (continued)
Energy – 10.59%
*†	Cameron International	98,000	$3,776,920
†	CGGVeritas ADR	109,700	3,487,363
†	Core Laboratories	64,900	6,575,668
	Helmerich & Payne	108,500	4,686,115
†	National Oilwell Varco	139,500	7,007,085
	Smith International	69,200	4,057,888
			29,591,039
Financials – 5.90%
*†	Affiliated Managers Group	37,500	3,106,875
†	Interactive Brokers Group	156,700	3,474,039
†	IntercontinentalExchange	12,800	1,032,704
	Invesco	151,400	3,176,372
*	People’s United Financial	191,100	3,678,675
*	T. Rowe Price Group	37,500	2,014,125
			16,482,790
Health Care – 18.76%
†	Abraxis BioScience	110,831	7,642,906
*†	Affymetrix	364,800	2,823,552
	Allergan	63,500	3,270,250
†	Biogen Idec	180,700	9,087,403
†	Celera	274,600	4,242,570
*	Perrigo	146,800	5,645,928
	Quest Diagnostics	98,400	5,084,328
*†	Regeneron Pharmaceuticals	109,400	2,388,202
*†	ResMed	127,000	5,461,000
*†	Sepracor	371,200	6,796,672
			52,442,811
Technology – 18.54%
†	American Tower Class A	121,300	4,363,161
†	ANSYS	196,200	7,430,094
*†	Atheros Communications	235,500	5,553,090
*†	Equinix	52,700	3,660,542
*†	F5 Networks	227,500	5,318,950
†	Juniper Networks	128,100	2,699,067
*†	Microsemi	258,000	6,573,840
*†	Omniture	253,500	4,654,260

Statement of net assets
Delaware Growth Opportunities Fund

	Number of shares	Value
Common Stock (continued)
Technology (continued)
† Polycom	139,200	$3,219,696
*† salesforce.com	85,200	4,123,680
† Sybase	137,800	4,219,436
		51,815,816
Transportation – 2.35%
* Hunt (J.B.) Transport Services	197,200	6,580,564
		6,580,564
Total Common Stock (cost $258,925,190)		263,150,275

	Principal amount
≠Discount Note – 0.40%
Federal Home Loan Bank 0.10% 10/1/08	$1,121,498	1,121,498
Total Discount Note (cost $1,121,498)		1,121,498

Repurchase Agreements** – 5.74%
BNP Paribas 0.15%, dated 9/30/08, to be repurchased
on 10/1/08, repurchase price $16,050,593
(collateralized by U.S. Government obligations,
4.875% 5/15/09; with market value $16,380,037)	16,049,526	16,049,526
Total Repurchase Agreements (cost $16,049,526)		16,049,526

Total Value of Securities Before Securities
Lending Collateral – 100.28% (cost $276,096,214)		280,321,299

	Number of shares
Securities Lending Collateral*** – 11.36%
Investment Companies
Mellon GSL DBT II Collateral Fund	31,765,219	31,765,219
Total Securities Lending Collateral (cost $31,765,219)		31,765,219

Total Value of Securities – 111.64%
(cost $307,861,433)	$312,086,518 ©
Obligation to Return Securities
Lending Collateral*** – (11.36%)	(31,765,219)
Liabilities Net of Receivables
and Other Assets – (0.28%)	(774,854)
Net Assets Applicable to 15,765,987
Shares Outstanding – 100.00%	$279,546,445

Net Asset Value – Delaware Growth Opportunities Fund
Class A ($261,003,450 / 14,616,727 Shares)	$17.86
Net Asset Value – Delaware Growth Opportunities Fund
Class B ($6,799,979 / 456,917 Shares)	$14.88
Net Asset Value – Delaware Growth Opportunities Fund
Class C ($6,445,071 / 419,931 Shares)	$15.35
Net Asset Value – Delaware Growth Opportunities Fund
Class R ($601,054 / 34,161 Shares)	$17.59
Net Asset Value – Delaware Growth Opportunities Fund
Institutional Class ($4,696,891 / 238,251 Shares)	$19.71

Components of Net Assets at September 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$251,684,247
Accumulated net realized gain on investments	23,637,113
Net unrealized appreciation of investments	4,225,085
Total net assets	$279,546,445

    *Fully or partially on loan.
  **See Note 1 in “Notes to financial statements.”
***See Note 8 in “Notes to financial statements.”
   ©Includes $32,781,643 of securities loaned.
     †Non income producing security.
     ≠The rate shown is the effective yield as of the time of purchase.

ADR — American Depositary Receipt

Statement of net assets
Delaware Growth Opportunities Fund

Net Asset Value and Offering Price Per Share –
Delaware Growth Opportunities Fund
Net asset value Class A (A)	$17.86
Sales charge (5.75% of offering price) (B)	1.09
Offering price	$18.95

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of operations
Delaware Growth Opportunities Fund	Year Ended September 30, 2008

Investment Income:
Dividends	$2,748,002
Interest	590,162
Foreign tax withheld	(8,646)
Securities lending income	807,656	$4,137,174

Expenses:
Management fees	3,669,280
Dividend disbursing and transfer agent fees and expenses	1,748,300
Distribution expense – Class A	1,406,608
Distribution expense – Class B	104,957
Distribution expense – Class C	78,496
Distribution expense – Class R	4,373
Accounting and administration expenses	197,302
Reports and statements to shareholders	118,046
Legal fees	99,273
Registration fees	89,722
Audit and tax	33,647
Trustees’ fees	25,163
Insurance fees	14,844
Custodian fees	11,449
Consulting fees	7,260
Taxes (other than taxes on income)	6,344
Dues and services	4,471
Trustees’ expenses	3,006
Pricing fees	2,809	7,625,350
Less fees waived		(528,188)
Less waiver of distribution expenses – Class R		(729)
Less expense paid indirectly		(5,843)
Total operating expenses		7,090,590
Net Investment Loss		(2,953,416)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		36,834,349
Net change in unrealized appreciation/depreciation of investments		(153,851,979)
Net Realized and Unrealized Loss on Investments		(117,017,630)

Net Decrease in Net Assets Resulting from Operations		$(119,971,046)

See accompanying notes

Statements of changes in net assets
Delaware Growth Opportunities Fund

	Year Ended
	9/30/08	9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,953,416)	$(4,426,892)
Net realized gain on investments	36,834,349	79,290,390
Net change in unrealized
appreciation/depreciation of investments	(153,851,979)	51,842,385
Net increase (decrease) in net assets resulting
from operations	(119,971,046)	126,705,883

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(66,694,975)	(37,018,584)
Class B	(1,672,234)	(1,280,513)
Class C	(1,054,777)	(622,686)
Class R	(85,477)	(247,103)
Institutional Class	(643,646)	(374,836)
	(70,151,109)	(39,543,722)

Capital Share Transactions:
Proceeds from shares sold:
Class A	71,676,167	113,232,824
Class B	428,623	950,790
Class C	1,720,423	1,353,344
Class R	96,840	279,999
Institutional Class	499,574	991,844

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	61,849,924	35,327,061
Class B	1,625,863	1,241,838
Class C	1,014,234	608,462
Class R	85,475	247,103
Institutional Class	641,473	374,127
	139,638,596	154,607,392

	Year Ended
	9/30/08	9/30/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(330,685,778)	$(125,364,943)
Class B	(4,647,728)	(7,023,884)
Class C	(1,837,198)	(2,349,161)
Class R	(83,313)	(3,394,818)
Institutional Class	(1,192,819)	(3,197,276)
	(338,446,836)	(141,330,082)
Increase (decrease) in net assets derived from capital
share transactions	(198,808,240)	13,277,310
Net Increase (Decrease) in Net Assets	(388,930,395)	100,439,471

Net Assets:
Beginning of year	668,476,840	568,037,369
End of year (there was no undistributed
net investment income at either year end)	$279,546,445	$668,476,840

See accompanying notes

Financial highlights
Delaware Growth Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
$26.290	$22.870	$22.910	$18.870		$17.070

(0.125)	(0.167)	(0.144)	(0.161)		(0.178)
(5.553)	5.191	1.129	4.201		1.978
(5.678)	5.024	0.985	4.040		1.800

(2.752)	(1.604)	(1.025)	—		—
(2.752)	(1.604)	(1.025)	—		—

$17.860	$26.290	$22.870	$22.910		$18.870

(24.03% )	22.96%	4.20%	21.41%		10.49%

$261,003	$638,106	$531,707	$531,604		$456,455
1.42%	1.43%	1.43%	1.44%		1.48%

1.52%	1.47%	1.43%	1.44%		1.48%
(0.58% )	(0.69% )	(0.61% )	(0.76%	)	(0.93%	)

(0.68% )	(0.73% )	(0.61% )	(0.76%	)	(0.93%	)
101%	86%	80%	84%		106%

Financial highlights
Delaware Growth Opportunities Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
$22.510	$19.940	$20.230	$16.770		$15.290

(0.241)	(0.303)	(0.280)	(0.286)		(0.292)
(4.637)	4.477	1.015	3.746		1.772
(4.878)	4.174	0.735	3.460		1.480

(2.752)	(1.604)	(1.025)	—		—
(2.752)	(1.604)	(1.025)	—		—

$14.880	$22.510	$19.940	$20.230		$16.770

(24.56% )	22.09%	3.45%	20.63%		9.68%

$6,800	$13,877	$16,868	$22,132		$25,670
2.12%	2.13%	2.13%	2.14%		2.18%

2.22%	2.17%	2.13%	2.14%		2.18%
(1.28% )	(1.39% )	(1.31% )	(1.46%	)	(1.63%	)

(1.38% )	(1.43% )	(1.31% )	(1.46%	)	(1.63%	)
101%	86%	80%	84%		106%

Financial highlights
Delaware Growth Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
$23.130	$20.440	$20.720	$17.180		$15.660

(0.246)	(0.309)	(0.285)	(0.290)		(0.296)
(4.782)	4.603	1.030	3.830		1.816
(5.028)	4.294	0.745	3.540		1.520

(2.752)	(1.604)	(1.025)	—		—
(2.752)	(1.604)	(1.025)	—		—

$15.350	$23.130	$20.440	$20.720		$17.180

(24.55% )	22.07%	3.47%	20.61%		9.64%

$6,445	$8,787	$8,126	$8,598		$8,460
2.12%	2.13%	2.13%	2.14%		2.18%

2.22%	2.17%	2.13%	2.14%		2.18%
(1.28% )	(1.39% )	(1.31% )	(1.46%	)	(1.63%	)

(1.38% )	(1.43% )	(1.31% )	(1.46%	)	(1.63%	)
101%	86%	80%	84%		106%

Financial highlights
Delaware Growth Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
$25.990	$22.680	$22.770	$18.800		$17.060

(0.166)	(0.212)	(0.190)	(0.221)		(0.235)
(5.482)	5.126	1.125	4.191		1.975
(5.648)	4.914	0.935	3.970		1.740

(2.752)	(1.604)	(1.025)	—		—
(2.752)	(1.604)	(1.025)	—		—

$17.590	$25.990	$22.680	$22.770		$18.800

(24.16% )	22.66%	4.01%	21.12%		10.20%

$601	$780	$3,520	$3,069		$387
1.62%	1.63%	1.63%	1.72%		1.78%

1.82%	1.77%	1.73%	1.74%		1.78%
(0.78% )	(0.89% )	(0.81% )	(1.04%	)	(1.23%	)

(0.98% )	(1.03% )	(0.91% )	(1.06%	)	(1.23%	)
101%	86%	80%	84%		106%

Financial highlights
Delaware Growth Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
$28.650	$24.730	$24.620	$20.210		$18.240

(0.060)	(0.094)	(0.074)	(0.097)		(0.120)
(6.128)	5.618	1.209	4.507		2.090
(6.188)	5.524	1.135	4.410		1.970

(2.752)	(1.604)	(1.025)	—		—
(2.752)	(1.604)	(1.025)	—		—

$19.710	$28.650	$24.730	$24.620		$20.210

(23.81% )	23.28%	4.53%	21.82%		10.80%

$4,697	$6,927	$7,816	$8,196		$7,700
1.12%	1.13%	1.13%	1.14%		1.18%

1.22%	1.17%	1.13%	1.14%		1.18%
(0.28% )	(0.39% )	(0.31% )	(0.46%	)	(0.63%	)

(0.38% )	(0.43% )	(0.31% )	(0.46%	)	(0.63%	)
101%	86%	80%	84%		106%

Notes to financial statements
Delaware Growth Opportunities Fund	September 30, 2008

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Growth Opportunities Fund, Delaware Global Real Estate Securities Fund, and Delaware Healthcare Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective March 31, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are

Notes to financial statements
Delaware Growth Opportunities Fund

1. Significant Accounting Policies (continued)

generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes of foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $852 for the year ended September 30, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 1.13% of average daily net assets of the Fund through

January 31, 2009. For the period February 1, 2008 through June 17, 2008, a voluntary waiver was in effect which limited total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) to 1.10% of the Fund’s average daily net assets. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2008, the Fund was charged $24,661 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit 12b-1 fees through January 31, 2009 for Class R shares to no more than 0.50% of average daily net assets.

At September 30, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$174,023
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	105,097
Distribution fee payable to DDLP	81,656
Other expenses payable to DMC and affiliates*	4,932

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2008, the Fund was charged $34,237 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Notes to financial statements
Delaware Growth Opportunities Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended September 30, 2008, DDLP earned $19,606 for commissions on sales of the Fund’s Class A shares. For the year ended September 30, 2008, DDLP received gross CDSC commissions of $98, $7,631 and $344 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2008, the Fund made purchases of $475,529,897 and sales of $758,657,262 of investment securities other than short-term investments.

At September 30, 2008, the cost of investments for federal income tax purposes was $ 309,858,375. At September 30, 2008, the net unrealized appreciation was $2,228,143, of which $27,334,119 related to unrealized appreciation of investments and $25,105,976 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2008 and 2007 was as follows:

	Year Ended
	9/30/08	9/30/07
Ordinary income	$6,817,613	$—
Long-term capital gain	63,333,496	39,543,722
	$70,151,109	$39,543,722

5. Components of Net Assets on a Tax Basis

As of September 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$251,684,247
Undistributed long-term capital gains	25,634,055
Unrealized appreciation of investments	2,228,143
Net assets	$279,546,445

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and return of capital adjustment on Wynn Resorts. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2008, the Fund recorded the following reclassifications:

Paid-in capital	$(2,934,507)
Accumulated net investment loss	2,953,416
Accumulated net realized gain	(18,909)

6. Capital Shares

Transactions in capital stock shares were as follows:

	Year Ended
	9/30/08	9/30/07
Shares sold:
Class A	3,289,996	4,670,668
Class B	22,744	45,682
Class C	90,525	62,495
Class R	4,513	12,070
Institutional Class	21,644	37,027

Shares issued upon reinvestment of dividends and distributions:
Class A	2,660,273	1,534,625
Class B	83,421	62,656
Class C	50,459	29,870
Class R	3,724	10,843
Institutional Class	25,047	14,947
	6,252,346	6,480,883

Shares repurchased:
Class A	(15,606,631)	(5,176,566)
Class B	(265,648)	(338,068)
Class C	(100,921)	(110,048)
Class R	(4,097)	(148,109)
Institutional Class	(50,157)	(126,335)
	(16,027,454)	(5,899,126)
Net increase (decrease)	(9,775,108)	581,757

For the years ended September 30, 2008 and 2007, 139,785 Class B shares were converted to 116,838 Class A shares valued at $2,402,818 and 109,605 Class B shares were converted to 94,164 Class A shares valued at $2,292,665, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

Notes to financial statements
Delaware Growth Opportunities Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2008, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2008, the value of securities on loan was $32,781,643, for which the Fund received collateral, comprised of non-cash collateral valued at $2,170,275, and cash collateral of $31,765,219. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

Notes to financial statements
Delaware Growth Opportunities Fund

11. Tax Information (Unaudited) (continued)

For the fiscal year ended September 30, 2008, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	90.28%
(B) Ordinary Income Distributions (Tax Basis)	9.72%
Total Distributions (Tax Basis)	100%
(C) Qualifying Dividends[1]	41.27%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of ordinary income distribution
1 Qualifying dividends represent dividends which qualify for the Corporate dividends received deduction.

For the Fiscal year ended September 30, 2008, certain ordinary income paid by the Fund, determined to be Qualified Short-Term Capital Gains, may be subject to relief from U.S. withholdings for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended September 30, 2008, the Fund has designated maximum Qualified Short-Term Capital Gains distributions of $337,189.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV — Delaware Growth Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 19, 2008

Other Fund information (unaudited)
Delaware Growth Opportunities Fund

Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Growth Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and five-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the fourth quartile and second quartile, respectively. The Board noted that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board recognized Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007. The Board was satisfied that Management was taking effective action to improve Fund performance and meet the Board’s performance objective.

Other Fund information (unaudited)
Delaware Growth Opportunities Fund

Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through January 2009 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Fund management

Michael S. Tung, M.D.
Vice President, Portfolio Manager, Equity Analyst
Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts.

Other Fund information (unaudited)
Delaware Growth Opportunities Fund

Steven T. Lampe, CPA
Vice President, Portfolio Manager
Steven T. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Lampe received a bachelor’s degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Barry S. Gladstein, CFA
Vice President, Portfolio Manager
Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Lori P. Wachs, CFA
Vice President, Portfolio Manager
Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania.

Rudy D. Torrijos III
Vice President, Portfolio Manager
Rudy D. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

Christopher M. Holland
Vice President, Portfolio Manager
Christopher M. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining the firm, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Marshall T. Bassett
Senior Vice President, Chief Investment Officer – Emerging Growth Equity
Marshall T. Bassett leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School’s alumni board.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee and
Goverance Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Annual report

Delaware Global Real Estate Securities Fund

September 30, 2008

International equity mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	6

Country and sector allocations	8

Statement of net assets	9

Statement of operations	13

Statement of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Report of independent registered public accounting firm	24

Other Fund information	25

Board of trustees/directors and officers addendum	30

About the organization	38

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

©2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Global Real Estate Securities Fund	Oct. 7, 2008

The managers of Delaware Global Real Estate Securities Fund provided the responses below as a review of the Fund’s activities for the fiscal year ended Sept. 30, 2008.

How did the Fund perform during the 12-month reporting period?

For the year ended Sept. 30, 2008, Delaware Global Real Estate Securities Fund returned –29.40% at net asset value and –33.41% at maximum offer price. Both returns represent performance for Class A shares with all distributions reinvested. The FTSE EPRA/ NAREIT Global Real Estate Index returned –31.05% during the same time frame.

What kind of global economic and real estate market backdrop did you encounter during the past year?

The period ended Sept. 30, 2008, was marked by a series of events and changes that escalated financial worries to a new level by the end of the fiscal year of Delaware Global Real Estate Securities Fund.

As home values had risen in recent years, mortgage lenders had made more and more loans to borrowers with lower and lower credit ratings. To take these risky subprime loans off their balance sheets, lenders sold pools of mortgages to global financial institutions. In turn, these institutions restructured the loans into trillions of dollars worth of collateralized debt obligations (CDOs) — in this case, securities backed by the homeowners’ mortgage payments. Subsequently, the institutions sold the CDOs to other institutional and individual investors world-wide. As long as home prices were rising, the CDOs were often profitable. But when the residential housing market began dropping, the value of these derivative securities started to fall as well. Many financial institutions suffered enormous losses as a result.

Credit, already tight, had become even more difficult to obtain. As the credit crunch worsened — first in the United States, and then around the globe — lenders were forced to shut off access to needed investment capital.

This was a particular problem for real estate companies, which depend on regular financing to fund their operations. As financing became scarce and more expensive, most property companies saw their stock prices fall sharply. One plus-factor for real estate investment trusts (REITs), however, was that property supplies remained relatively stable, as high construction costs limited wide-scale building activity. This steadiness kept supply and demand relatively in line and allowed many companies to maintain rental income growth.

General strains on credit and liquidity brought Lehman Brothers into bankruptcy, with parts of the company purchased by Barclays. Fannie Mae and Freddie Mac were converted from independent entities to a conservatorship run by the Federal Housing Finance Agency.

The Chicago Board Options Exchange Volatility Index, often seen as a gauge of investors’ levels of anxiety, reached its highest point since the index’s inception in 1993. On Sept. 29, the Dow Jones Industrial Average experienced the steepest single-day point decline in its history after Congress failed to reach an agreement designed to recapitalize U.S. broker/dealers. That same day, the S&P 500 Index plummeted by 8.6%. Further, the nation grappled with uncertainty over whether a $700 billion financial bailout plan designed to stabilize the U.S. financial system would receive government approval.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

1

Portfolio management review
Delaware Global Real Estate Securities Fund

What factors helped and hurt Fund performance the most?

Although most major markets were negative for the year, our holdings in several key countries, including Hong Kong, Japan, and Singapore, held up better than the stocks in the index. Unfortunately, we were significantly underweight in the U.S. market relative to the index. That hampered the Fund’s results, given that U.S. property stocks fell much less than those in the EPRA/NAREIT index.

Two of our best-performing U.S. investments were Health Care REIT and HCP (formerly Health Care Property Investors). Both are healthcare property companies that benefited from their relatively defensive nature. These companies have tended to be less affected by a weakening economy, thanks in part to their long lease terms and more stable cash flows. We also benefited from two positions in specialty U.S. real estate companies: Alexandria Real Estate Equities, an owner and operator of laboratory space for biotechnology and pharmaceutical companies, and Digital Realty Trust, which maintains data storage sites.

Outside the United States, a position in Open Investments, a Russian developer of vacation homes outside Moscow, was also helpful. The company benefited from its good financial position and solid growth rates. We sold our stake in Open Investments at what was, in hindsight, an opportune time — prior to a big downturn in Russia’s property market.

We did not fare as well in certain markets, especially Australia, as we did in emerging markets. In Australia, we owned the shares of three companies that manage properties as well as assets for institutional investors: Goodman Group, GPT Group, and Valad Property Group. Investors became increasingly concerned about these companies’ high debt levels, which weighed on performance as the cost of financing rose.

In emerging markets, several of our worst performers were in Malaysia, where growing economic and political worries weighed on stocks. These included diversified property company Sunway City and residential developer Bandar Raya Developments. We sold Sunway City and reduced our position in Bandar Raya during the period.

Another struggling emerging market was Brazil, where interest rates rose and prices fell for commodities, which are a driving force behind growing Brazilian wealth. We owned the country’s leading mall developer, BR Malls Participacoes, which declined because of concern about the country’s economy and retail sector. We decided to retain this stock — though in lesser amounts — because of Brazil’s rising middle class and our belief that the country is underserved by retailers.

What is your approach to managing the Fund? Where were you finding investment opportunities during the period?

We select real estate stocks through a “bottom-up” security selection approach. In other words, we evaluate potential investments one by one, analyzing factors such as the company’s growth prospects, relative valuations, and balance sheet strength. We also look very closely at company management teams to determine whether we believe they can generate long-term value for shareholders. Our investment approach includes a “top-down” overlay as well, meaning that we pay close attention to the political, regulatory, and economic environment in the markets in which we invest.

2

Given the challenging economic backdrop during the past fiscal year, we sought to minimize risk in the portfolio. This focus on fundamentals informed our investment decision-making this past year. For instance, we sought to invest in companies that our research identified as being relatively liquid, had strong balance sheets, and operated in countries with relatively transparent financial markets.

We also preferred companies that, in our opinion, had strong management teams successfully executing business plans amid the market’s current challenges. This focus led us increasingly toward developed market companies — with a particular emphasis on the United States — and away from emerging markets, which we believed posed greater risks.

How was the portfolio positioned at the end of the period?

We were positioned for what we anticipated would be a continued difficult environment for real estate investors. In our opinion, the credit crisis led to a significant economic slowdown, and the potential for a global recession increased. Accordingly, we stayed with the stocks we felt had the strongest balance sheets and the longest record of producing stable cash flows. This translated into a greater emphasis on companies that had long-term contractual leases and derived more of their income from leasing activity, which we believe tends to be more stable than development activity.

Fund basics
Delaware Global Real Estate Securities Fund		As of Sept. 30, 2008
Fund objective:	The Fund seeks maximum long-term total return through a combination of current income and capital appreciation.
Total Fund net assets:	$2 million
Number of holdings:	74
Fund start date:	Sept. 28, 2007
	Nasdaq symbols	CUSIPs
Class A	DLRAX	24610D103
Class C	n/a	24610D202
Class R	n/a	2461D400
Institutional Class	DLRIX	2460D400

3

Performance summary
Delaware Global Real Estate Securities Fund	Sept. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Global Real Estate Securities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns from Sept. 28, 2007, through Sept. 30, 2008
	1 Year	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	-29.40%	-29.40%
Including sales charge	-33.41%	-33.41%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class A, C, and R shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a voluntary waiver, which may be terminated or modified at any time.

Class C shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 1.00% of average daily net assets, but such fee is currently subject to a voluntary waiver, which may be terminated or modified at any time. No Class C shares were available during the periods shown.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a voluntary waiver, which may be terminated or modified at any time. No Class R shares were available during the periods shown.

Institutional Class shares were first made available Sept. 28, 2007. Institutional Class performance is based on Class A performance and was adjusted to eliminate the sales charges. Institutional Class shares are available only for certain retirement plan products.

4

The average annual total returns for the 1-year and lifetime (since Sept. 28, 2007) periods ended Sept. 30, 2008, for Delaware Global Real Estate Securities Fund Institutional Class shares were -29.40% and -29.40%, respectively.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has voluntarily agreed to waive all or a portion of its management fees and/or reimburse certain expenses in order to prevent total fund operating expenses from exceeding, in an aggregate amount 1.15% of the Fund’s average daily net assets. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expense
(without fee waivers)	2.92%	3.62%	3.22%	2.62%
Net expense ratio
(including fee waivers, if any)*	1.15%	1.15%	1.15%	1.15%

* The applicable fee waivers are discussed in the text on page 4 and 5.

Performance of a $10,000 investment
Sept. 28, 2007 (Fund’s inception), through Sept. 30, 2008

For period beginning Sept. 28, 2007, through Sept. 30, 2008	Starting value	Ending value
FTSE EPRA/NAREIT Global Real Estate Index	$10,000	$6,938
Delaware Global Real Estate Securities Fund —
Class A Shares	$9,425	$6,654

The chart assumes $10,000 invested in the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

The chart also assumes $10,000 invested in the FTSE EPRA/NAREIT Global Real Estate Index as of Sept. 30, 2007. The FTSE EPRA/ NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding Securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The CBOE (Chicago Board Options Exchange) Volatility Index, mentioned on page 1, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Performance of other Fund classes will vary due to different charges and expenses.

5

Disclosure of Fund expenses
For the period April 1, 2008 to September 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 to September 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware Global Real Estate Securities Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/08	9/30/08	Expense Ratio	4/1/08 to 9/30/08*
Actual Fund return
Class A	$1,000.00	$844.10	1.15%	$5.30
Institutional Class	1,000.00	844.30	1.15%	5.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Institutional Class	1,000.00	1,019.25	1.15%	5.81

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

Country and sector allocations
Delaware Global Real Estate Securities Fund	As of September 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Country	Percentage of net assets
Common Stock	91.42%
Australia	7.19%
Brazil	0.29%
Canada	1.86%
France	5.61%
Greece	1.03%
Hong Kong	6.79%
Italy	1.09%
Japan	12.39%
Malaysia	0.95%
Netherlands	1.10%
Singapore	2.00%
Sweden	1.07%
United Kingdom	6.01%
United States	44.04%
Discount Note	0.91%
Repurchase Agreement	13.06%
Total Value of Securities	105.39%
Liabilities Net of Receivables and Other Assets	(5.39%)
Total Net Assets	100.00%

Sector	Percentage of net assets
Apartment REITs	5.77%
Diversified REITs	21.19%
Health Care REITs	6.63%
Hotel REITs	1.78%
Office REITs	6.38%
Real Estate Management and Service Companies	10.90%
Real Estate Operating Companies	11.92%
Regional Mall REITs	7.69%
Self-Storage REITs	2.80%
Shopping Center REITs	14.32%
Warehouse / Industrial REITs	2.04%
Total	91.42%

8

Statement of net assets
Delaware Global Real Estate Securities Fund

September 30, 2008

		Number of shares	Value (U.S.$)
Common Stock – 91.42%Δ
Australia – 7.19%
=	Goodman Group	9,808	$ 19,792
=	Stockland	4,453	19,991
=	Westfield Group	8,227	112,692
			152,475
Brazil – 0.29%
†	BR Malls Participacoes	1,007	6,247
			6,247
Canada – 1.86%
	RioCan Real Estate Investment Trust	2,074	39,383
			39,383
France – 5.61%
=	Fonciere Des Regions	245	25,580
=	Unibail-Rodamco	461	93,257
			118,837
Greece – 1.03%
=	Babis Vovos International Construction	793	21,826
			21,826
Hong Kong – 6.79%
=	China Overseas Land & Investment	14,685	17,799
=	Hang Lung Group	4,000	12,671
=	Henderson Land Development	3,000	13,374
=	Hysan Development	8,200	21,346
=	Link REIT	12,516	26,019
=	Sun Hung Kai Properties	4,000	41,219
=	Wharf Holdings	4,000	11,428
			143,856
Italy – 1.09%
=	Beni Stabili	24,940	23,043
			23,043
Japan – 12.39%
=	Aeon Mall	842	25,096
=	Kenedix Realty Investment	2	7,444
=	Mitsubishi Estate	6,000	118,237
=	Mitsui Fudosan	4,000	77,292
=	Nippon Accommodations Fund	2	9,661
=	NTT Urban Development	15	18,241

9

Statement of net assets
Delaware Global Real Estate Securities Fund

		Number of shares	Value (U.S.$)
Common Stock (continued)
Japan (continued)
=	Tokyu REIT	1	$6,501
			262,472
Malaysia – 0.95%
=	Bandar Raya Developments	17,000	6,909
=	KLCC Property Holdings	16,850	13,308
			20,217
Netherlands – 1.10%
=	Corio	327	23,229
			23,229
Singapore – 2.00%
=	Ascendas Real Estate Investment Trust	14,300	18,891
=	CapitaMall Trust	7,000	11,163
=	Suntec Real Estate Investment Trust	15,000	12,264
			42,318
Sweden – 1.07%
=	Castellum	1,500	13,186
=†	Hufvudstaden Class A	1,221	9,482
			22,668
United Kingdom – 6.01%
=	British Land	1,912	25,736
=	Great Portland Estates	1,116	6,743
=	Hammerson	1,873	32,916
=	Land Securities Group	2,743	61,898
			127,293
United States – 44.04%
	Alexandria Real Estate Equities	350	39,578
	AMB Property	285	12,911
	Apartment Investment & Management	300	10,506
	AvalonBay Communities	250	24,605
	Boston Properties	500	46,830
	BRE Properties	300	14,700
	Brookfield Properties	667	10,416
	Camden Property Trust	150	6,879
†	Corrections Corporate of America	900	22,365
	Digital Realty Trust	580	27,405
	Entertainment Properties Trust	100	5,472
	Equity Residential	1,060	47,075

10

	Number of shares	Value (U.S.$)
Common Stock (continued)
United States (continued)
Essex Property Trust	50	$5,917
Federal Realty Investment Trust	150	12,840
General Growth Properties	910	13,741
HCP	1,300	52,168
Health Care REIT	350	18,631
Highwoods Properties	300	10,668
Home Properties	50	2,898
Host Hotels & Resorts	2,350	31,232
Kilroy Realty	200	9,558
Kimco Realty	1,360	50,237
Kite Realty Group Trust	1,100	12,100
Liberty Property Trust	550	20,708
Macerich	500	31,825
Mack-Cali Realty	300	10,161
Marriott International Class A	250	6,523
Nationwide Health Properties	350	12,593
ProLogis	735	30,333
Public Storage	600	59,405
Ramco-Gershenson Properties Trust	600	13,452
Regency Centers	350	23,342
Senior Housing Properties Trust	1,050	25,022
Simon Property Group	1,210	117,369
SL Green Realty	80	5,184
Tanger Factory Outlet Centers	50	2,190
Ventas	650	32,123
Vornado Realty Trust	600	54,569
		933,531
Total Common Stock (cost $2,224,868)		1,937,395
	Principal amount
≠Discount Note – 0.91%
Federal Home Loan Bank 0.10% 10/1/08	$19,333	19,333
Total Discount Note (cost $19,333)		19,333

Repurchase Agreement* – 13.06%
BNP Paribas 0.15%, dated 9/30/08, to be
repurchased on 10/1/08, repurchase price $276,669
(collateralized by U.S. Government obligations,
4.875% 8/15/09; with market value $282,365)	276,668	276,668
Total Repurchase Agreement (cost $276,668)		276,668

11

Statement of net assets
Delaware Global Real Estate Securities Fund

Total Value of Securities – 105.39%
(cost $2,520,869)	$2,233,396
Liabilities Net of Receivables and
Other Assets – (5.39%)z	(114,161)
Net Assets Applicable to 358,388
Shares Outstanding – 100.00%	$2,119,235
Net Asset Value – Delaware Global Real Estate Securities Fund
Class A ($18.02 / 3.05 Shares)	$5.91
Net Asset Value – Delaware Global Real Estate Securities Fund
Institutional Class ($2,119,217 / 358,385 Shares)	$5.91

Components of Net Assets at September 30, 2008:
Shares of beneficial interest (unlimited authorization — no par)	$3,041,412
Distribution in excess of net investment income	(6,117)
Accumulated net realized loss on investments	(628,788)
Net unrealized depreciation of investments and foreign currencies	(287,272)
Total net assets	$2,119,235

Δ	Securities have been classified by country of origin.
†	Non income producing security.
*	See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
z	Of this amount, $149,804 represents payable for securities purchased.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2008, the aggregate amount of fair valued Securities was $958,234, which represented 45.22% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
REIT – Real Estate Investment Trust

Net Asset Value and Offering Price per Share –
Delaware Global Real Estate Securities Fund
Net asset value Class A (A)	$5.91
Sales charge (5.75% of offering price) (B)	0.36
Offering price	$6.27

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $1,000,000 or more.

 See accompanying notes

12

Statement of operations
Delaware Global Real Estate Securities Fund	Year Ended September 30, 2008*

Investment Income:
Dividends	$77,672
Interest	6,456
Foreign tax withheld	(5,892)
78,236

Expenses:
Legal fees	35,447
Management fees	25,033
Custodian fees	22,399
Audit and tax	11,051
Pricing fees	7,241
Registration fees	4,075
Reports and statements to shareholders	4,060
Accounting and administration expenses	1,011
Dues and services	288
Dividend disbursing and transfer agent fees and expenses	134
Trustees’ fees	131
Insurance fees	121
Consulting fees	26
Trustees’ expenses	12
111,029
Less expenses waived	(81,861)
Total operating expenses	29,168
Net Investment Income	49,068

Net Realized and Unrealized Loss on Investments and Foreign Currencies:
Net realized loss on:
Investments	(626,766)
Foreign currencies	(15,912)
Net realized loss	(642,678)
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	(287,272)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(929,950)

Net Decrease in Net Assets Resulting from Operations	$(880,882)

* Fund commenced operations on September 28, 2007.

See accompanying notes

13

Statement of changes in net assets
Delaware Global Real Estate Securities Fund

Year Ended
9/30/08*
Increase (Decrease) in Net Assets from Operations:
Net investment income	$49,068
Net realized loss on investments and foreign currencies	(642,678)
Net change in unrealized
appreciaton/depreciation of investments and foreign currencies	(287,272)
Net decrease in net assets resulting from operations	(880,882)

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(41,295)
(41,295)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,503
Institutional Class	3,000,025

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Institutional Class	41,294
3,042,822
Cost of shares repurchased:
Class A	(1,410)
Increase in net assets derived from capital share transactions	3,041,412
Net Increase in Net Assets	2,119,235

Net Assets:
Beginning of year	—
End of year
(Including distribution in excess of net investment income of $6,117)	$2,119,235

*Fund commenced operations on September 28, 2007.

See accompanying notes

14

Financial highlights
Delaware Global Real Estate Securities Fund

Selected data for each share of the Fund outstanding throughout the period was as follows:

		Institutional
	Class A	Class
	Year Ended	Year Ended
	9/30/08[1]	9/30/08[1]
Net asset value, beginning of period	$8.500	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.138	0.138
Net realized and unrealized loss on investments and
foreign currencies	(2.611)	(2.611)
Total from investment operations	(2.473)	(2.473)

Less dividends and distributions from:
Net investment income	(0.117)	(0.117)
Total dividends and distributions	(0.117)	(0.117)

Net asset value, end of period	$5.910	$5.910

Total return[3]	(29.40% )	(29.40% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$—	$2,119
Ratio of expenses to average net assets	1.15%	1.15%
Ratio of expenses to average net assets prior
to fees waived	4.69%	4.39%
Ratio of net investment income to average net assets	1.94%	1.94%
Ratio of net investment loss to average net assets prior
to fees waived	(1.60% )	(1.30% )
Portfolio turnover	133%	133%

[1]	Fund commenced operations on September 28, 2007.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

15

Notes to financial statements
Delaware Global Real Estate Securities Fund	September 30, 2008

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Global Real Estate Securities Fund, Delaware Growth Opportunities Fund and Delaware Healthcare Fund. These financial statements and the related notes pertain to the Delaware Global Real Estate Securities Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. The Fund is available only to certain residents of certain states. As of September 30, 2008, Class C and Class R had not commenced operations.

The Fund commenced operations on September 28, 2007.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity Securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the

16

interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

17

Notes to financial statements
Delaware Global Real Estate Securities Fund

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the Securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earning credits for the year ended September 30, 2008.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 1.15% of average daily net assets of the Fund. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

18

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2008, the Fund was charged $126 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has voluntarily agreed to waive all such distribution and service fees at this time. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

At September 30, 2008, the Fund had receivables due from and liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent and fund accounting oversight fees
and other expenses payable to DSC	$(2,363)
Other expenses payable to DMC and affiliates*	(42,329)
Receivable from DMC under expense limitation agreement	56,829

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2008, the Fund was charged $173 for internal legal and tax services provided by DMC and/or its affililates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

19

Notes to financial statements
Delaware Global Real Estate Securities Fund

3. Investments

For the year ended September 30, 2008, the Fund made purchases of $5,751,192 and sales of $2,890,926 of investment securities other than short-term investments.

At September 30, 2008, the cost of investments for federal income tax purposes was $2,663,521. At September 30, 2008, net unrealized depreciation was $430,125, of which $43,609 related to unrealized appreciation of investments and $473,734 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended September 30, 2008 was as follows:

Year Ended
9/30/08
Ordinary income	$41,295

5. Components of Net Assets on a Tax Basis

As of September 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,041,412
Undistributed long-term capital gains	5,673
Post-October losses	(492,583)
Post-October currency losses	(5,343)
Unrealized depreciation of investments and foreign currencies	(429,924)
Net assets	$2,119,235

The undistributed earnings for the Delaware Global Real Estate Securities Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividend reclasses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2008, the Fund recorded the following reclassifications.

20

Accumulated net investment loss	$(13,890)
Accumulated net realized gain	13,890

6. Capital Shares

Transactions in capital shares were as follows:
9/30/08 *
Shares sold:
Class A	212
Institutional Class	352,944

Shares issued upon reinvestment of dividends and distributions:
Institutional Class	5,441
358,597
Shares repurchased:
Class A	(209)
Net increase	358,388

*Fund commenced operations on September 28, 2007.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency

21

Notes to financial statements
Delaware Global Real Estate Securities Fund

increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No foreign currency exchange contracts were outstanding at September 30, 2008.

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

22

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2008, the Fund designates distributions paid during the year as follows:

A) Long-Term Capital Gains Distributions (Tax Basis)	—
(B) Ordinary Income Distributions (Tax Basis)	100%
(C) Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

23

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees

Delaware Group® Equity Funds IV – Delaware Global Real Estate Securities Fund

We have audited the accompanying statement of net assets of Delaware Global Real Estate Securities Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2008, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Global Real Estate Securities Fund of Delaware Group Equity Funds IV at September 30, 2008, the results of its operations, the changes in its net assets and its financial highlights for year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 19, 2008

24

Other Fund information (unaudited)
Delaware Global Real Estate Securities Fund

Board Consideration of Delaware Global Real Estate Securities Fund Investment Advisory Agreement

At a meeting held on August 15-16, 2007 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the Investment Advisory Agreement for the Delaware Global Real Estate Securities Fund (the “Fund”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing performance, investment strategies and expenses, as well as information prepared specifically in connection with the approval of investment advisory contracts. Information furnished specifically in connection with the approval of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund and economies of scale. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared Delaware fund investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006 management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund

25

Other Fund information (unaudited)
Delaware Global Real Estate Securities Fund

Board Consideration of Delaware Global Real Estate Securities Fund Investment Advisory Agreement (continued)

shareholders for being part of the Delaware Investments® Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the annual contract renewal meeting.

Comparative Expenses. The Board considered management fee and total expense comparison data for the proposed Fund and other comparable funds presented in the Board materials. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range. The Board was satisfied with the proposed management fees and total expenses of the Fund in comparison to other similar [state type of fund] funds.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefi ts from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

26

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. Management explained that, given the real estate securities and global orientation of the Fund, management believed it was appropriate to institute a higher fee than that provided in the standard structure. Management also noted that the fee was consistent with the fee approved for the Global Real Estate Securities Portfolio of Delaware Pooled Trust. Nonetheless, although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

27

Other Fund information (unaudited)
Delaware Global Real Estate Securities Fund

Fund management

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

28

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

30

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

31

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

32

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

33

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

34

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

36

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

37

About the organization

This annual report is for the information of Delaware Global Real Estate Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Global Real Estate Securities Fund which is available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For most recent performance, please call 800 523-1918.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

38

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio Securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio Securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio Securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

39

Annual report

Delaware Healthcare Fund

September 30, 2008

Growth equity mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	8

Sector allocation and top 10 holdings	10

Statement of net assets	11

Statement of operations	15

Statement of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Report of independent registered public accounting firm	26

Other Fund information	27

Board of trustees/directors and officers addendum	30

About the organization	38

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Healthcare Fund	October 7, 2008

The managers of Delaware Healthcare Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Sept. 30, 2008.

What was the investment environment for healthcare stocks during the annual period?

To clearly assess the growth of the healthcare sector during the reporting period, consider that many companies within the sector grew faster than the gross domestic products of many developed countries. Yet, stocks of many healthcare companies were victims of cost-cutting measures that took place across various countries, as well as a widely negative environment for equities (regardless of sector) that was a result of the global economic slowdown that took place during the reporting period.

Nevertheless, at the end of the period, we believed many healthcare companies were positioned to prosper. On the whole, we believed the sector might reward long-term investors because of the wealth of opportunities that the aging populations of many developed countries should present for healthcare companies. If investors recognize these opportunities along with rising income levels among emerging market nations, the outlook could further improve. In our view, pioneering companies — businesses that develop products to fill unmet needs, as well as those companies with creative business models that can navigate the difficult regulatory environment — could be best positioned to ultimately outperform their peers if general market conditions improve.

How did the Fund perform?

Delaware Healthcare Fund returned +1.80% at net asset value and -4.07% at maximum offer price (both figures represent Class A shares with all distributions reinvested) for the year ended Sept. 30, 2008. The Fund’s performance benchmark, the S&P 1500 Healthcare Index, a capitalization-weighted index comprising companies of various sizes that represent the healthcare sector as determined by S&P, returned
-11.77%.

For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.

How did your investment style influence Fund performance?

Our investment style involves seeking to take advantage of short-term divergences between a stock price and the intrinsic value of the underlying business. We attempt to do so through a disciplined, fundamental, bottom-up approach. We invest in companies with sustainable business franchises when they are trading at what we believe to be below their intrinsic value. The annual period was particularly conducive to our investment style because, in our view, valuations for healthcare stocks came down to very low levels on a historic basis, and we attempted to benefit from the low valuations by buying well-run companies that we believed were undervalued.

Stock selection played a big part in the Fund’s performance edge, as the Fund outpaced its benchmark in four of the five major healthcare industries in which we were invested. Investments in the biotechnology and medical products sectors contributed most to the Fund’s

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.	1

Portfolio management review
Delaware Healthcare Fund

return on both a relative and absolute basis. Total returns for both industries within the Fund’s benchmark were negative, yet we managed to achieve healthy double-digit gains within both categories.

The Fund also benefited from its diversification with respect to geography and size. We invested an average of approximately 25% of Fund assets during the year in foreign-based healthcare companies, principally those in Europe and Japan, which performed well. The Fund also held a sizeable allocation to mid-cap and small-cap domestic healthcare companies, which added to its total return.

On the downside, Fund investments in healthcare services declined more than 25% during the annual period, though they generally performed in line with the Fund’s benchmark. We believe that healthcare services stocks, and HMOs in particular, were negatively impacted by a volatile regulatory environment (due in large part to anticipation of the upcoming Presidential election in the U.S.), slow economic growth, and a broadly challenging investment environment.

What stocks contributed to Fund returns?

Sequenom, a San Diego-based genetics and molecular diagnostic company, experienced triple-digit returns on the year and contributed more than 1% to the Fund’s total return. The company provides genetic analysis products and services and develops diagnostic tests targeting noninvasive prenatal genetic disorders. We believe that Sequenom is a pioneer within the industry.

Leading biotechnology firm, Amgen, was another holding that contributed to Fund returns. Amgen stock was part of the broad sell off that took place during the year. True to our investment philosophy, however, we added to positions in Amgen when we felt that it was trading below the company’s intrinsic value. Amgen added to returns as it began to rise in mid-June. We continue to believe in the company’s ability to provide sustainable earnings growth in the coming quarters and years.

What holdings detracted from Fund returns?

Diversified drug maker, Schering-Plough, detracted from Fund returns. The company’s stock fell more than 40% during the period. We believe that it declined because of poor clinical results for one of its drugs, Zetia, which we thought of as one of the company’s leading growth products. In addition, in our view, the company began to look overleveraged relative to its peers.

We removed shares of Schering from the Fund because we were uncomfortable with the level of risk the stock represented to the investment portfolio, given that the company was highly leveraged relative to its peers.

2

Fund basics
Delaware Healthcare Fund	As of Sept. 30, 2008
Fund objective:	The Fund seeks maximum long-term capital growth through capital appreciation.
Total Fund net assets:	$3 million
Number of holdings:	68
Fund start date:	Sept. 28, 2007
	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	n/a	24610E200
Class R	n/a	24610E309
Institutional Class	DLHIX	24610E408

3

Performance summary
Delaware Healthcare Fund	September 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Healthcare Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns from Sept. 28, 2007, through Sept. 30, 2008
	1 year	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+1.80%	+1.79%
Including sales charge	-4.07%	-4.03%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Expense limitations were in effect for certain classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on page 6. The current expenses for each class are listed on the chart on page 5. Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available Sept. 28, 2007, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets.

The average annual total returns for the 1-year, and lifetime (since Sept. 28, 2007) periods ended Sept. 30, 2008, for Delaware Healthcare Fund Institutional Class shares were 1.80%, and 1.79%, respectively.

Institutional Class shares were first made available Sept. 28, 2007, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table above and the graph on page 6 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or

4

redemptions of Fund shares.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Funds that concentrate investments in one industry, such as Delaware Healthcare Fund, may involve greater risks than more diversified funds, including more potential for volatility.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management and the Fund’s distributor have each voluntarily agreed to reimburse certain expenses and/or waive their fees, as described in the most recent prospectus. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total operating expenses	3.22%	3.92%	3.52%	2.92%
(without fee waivers)
Net expense ratio	1.35%	1.35%	1.35%	1.35%
(including fee waivers, if any)*
* The applicable fee waivers are discussed in the text on pages 4 and 5.

5

Performance summary

Performance of a $10,000 investment
Sept. 28, 2007, through Sept. 30, 2008

For period beginning Sept. 28, 2007, through Sept. 30, 2008	Starting value	Ending value
Delaware Healthcare Fund — Class A shares	$9,425	$9,595
S&P 1500 Healthcare Index	$10,000	$8,823

The chart assumes $10,000 invested in the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

The chart also assumes $10,000 invested in the S&P 1500 Healthcare Index as of Sept. 28, 2007. The S&P 1500 Healthcare Index is a capitalization-weighted index comprising companies of various sizes that represent the healthcare sector as determined by S&P.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results. Performance of other Fund classes will vary due to different charges and expenses.

6

Disclosure of Fund expenses
For the period April 1, 2008 to September 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 to September 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Healthcare Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/08	9/30/08	Expense Ratio	4/1/08 to 9/30/08*
Actual Fund return
Class A	$1,000.00	$1,066.03	1.35%	$6.97
Institutional Class	1,000.00	1,066.03	1.35%	6.97
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.35%	$6.81
Institutional Class	1,000.00	1,018.25	1.35%	6.81

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183/366 (to reflect the one-half year period)

9

Sector allocation and top 10 holdings
Delaware Healthcare Fund	As of September 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock◊	98.50%
Biotechnology	11.10%
Blue Chip Medical Products	50.98%
Healthcare Services	10.99%
Small/Mid-Cap Medical Products	25.43%
Discount Note	0.13%
Repurchase Agreements	1.82%
Total Value of Securities	100.45%
Liabilities Net of Receivables and Other Assets	(0.45%)
Total Net Assets	100.00%

◊ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Holdings	Percentage of net assets
Pfizer	4.90%
Amgen	4.20%
Sepracor	3.89%
Lilly (Eli)	3.74%
Johnson & Johnson	3.68%
Barr Pharmaceuticals	3.47%
WellPoint	3.15%
Abbott Laboratories	3.06%
Genetech	2.83%
Zimmer Holdings	2.74%

10

Statement of net assets
Delaware Healthcare Fund	As of September 30, 2008

		Number of shares	Value
Common Stock – 98.50%◊
Biotechnology – 11.10%
†	Abraxis BioScience	400	$27,584
†	Altus Pharmaceuticals	4,000	4,440
†	BioMarin Pharmaceutical	400	10,596
†	Cardiome Pharma	800	6,080
=†	Genmab	240	13,758
†	ImClone Systems	300	18,732
†	Immunomedics	7,000	12,460
†	Inspire Pharmaceuticals	1,400	4,998
†	Ligand Pharmaceuticals Class B	4,000	11,800
†	Medarex	11,600	75,052
†	Omrix Biopharmaceuticals	1,000	17,940
†	OSI Pharmaceuticals	500	24,645
†	Poniard Pharmaceuticals	2,500	10,675
†	Regeneron Pharmaceuticals	800	17,464
†	Savient Pharmaceuticals	500	7,455
†	Sucampo Pharmaceuticals Class A	3,250	27,723
†	Synta Pharmaceuticals	900	6,858
†	Trubion Pharmaceuticals	1,600	5,312
†	ZymoGenetics	1,500	9,990
			313,562

Blue Chip Medical Products – 50.98%
	Abbott Laboratories	1,500	86,370
	Allergan	700	36,050
†	Amgen	2,000	118,540
=	AstraZeneca	798	34,931
†	Biogen Idec	1,200	60,348
	Bristol-Myers Squibb	3,000	62,550
=	Chugai Pharmaceutical	4,022	65,544
†	Forest Laboratories	1,500	42,420
†	Genentech	900	79,812
	GlaxoSmithKline ADR	1,100	47,806
	Johnson & Johnson	1,500	103,920
	Lilly (Eli)	2,400	105,672
	Merck	2,150	67,854
	Novartis ADR	700	36,988
	Pfizer	7,500	138,300
=	Roche Holding	221	34,596
=	Sanofi-Aventis	754	49,563
=	Smith & Nephew	4,922	52,023

11

Statement of net assets
Delaware Healthcare Fund

		Number of shares	Value
Common Stock (continued)
Blue Chip Medical Products (continued)
†	St. Jude Medical	600	$26,094
=	UCB	1,100	39,075
	Wyeth	2,000	73,880
†	Zimmer Holdings	1,200	77,472
			1,439,808

Healthcare Services – 10.99%
†	Dialysis Corp. of America	2,100	16,485
†	Health Net	1,700	40,120
	Quest Diagnostics	1,000	51,670
	UnitedHealth Group	2,750	69,823
	Walgreen	1,400	43,344
†	WellPoint	1,900	88,863
			310,305

Small/Mid-Cap Medical Products – 25.43%
†	Affymetrix	5,750	44,505
†	Align Technology	800	8,664
†	ArthroCare	700	19,404
†	Bare Escentuals	750	8,153
†	Barr Pharmaceuticals	1,500	97,950
=	Bayer	378	27,743
†	Celera	2,000	30,900
†	Edwards Lifesciences	500	28,880
†	Gen-Probe	500	26,525
=	Koninklijke	898	42,468
†	Par Pharmaceutical	2,700	33,183
	Perrigo	1,000	38,460
†	ResMed	500	21,500
†	Sepracor	6,000	109,859
†	Sequenom	1,350	35,937
=†	Sorin	3,300	3,451
=	Taisho Pharmaceutical	3,000	59,505
†	Watson Pharmaceuticals	650	18,525
	West Pharmaceutical Services	600	29,292
†	Wright Medical Group	1,100	33,484
			718,388
Total Common Stock (cost $2,858,446)			2,782,063

12

	Principal amount	Value
≠Discount Note – 0.13%
Federal Home Loan Bank
0.10% 10/1/08	$3,592	$3,592
Total Discount Note (cost $3,592)		3,592

Repurchase Agreements* – 1.82%
BNP Paribas 0.15%,
dated 9/30/08, to be repurchased on 10/1/08,
repurchase price $51,408 (collateralized by U.S.
Government obligations, 4.875% 8/15/09; with
market value $52,467)	51,408	51,408
Total Repurchase Agreements (cost $51,408)		51,408

Total Value of Securities – 100.45%
(cost $2,913,446)		2,837,063
Liabilities Net of Receivables
and Other Assets – (0.45%)		(12,749)
Net Assets Applicable to 337,831
Shares Outstanding – 100.00%		$2,824,314
Net Asset Value – Delaware Healthcare Fund
Class A ($788,192 / 94,279 Shares)		$8.36
Net Asset Value – Delaware Healthcare Fund
Institutional Class ($2,036,122 / 243,552 Shares)		$8.36

13

Statement of net assets
Delaware Healthcare Fund

Components of Net Assets at September 30, 2008:
Shares of beneficial interest
(unlimited authorization – no par)	$2,808,546
Accumulated net investment loss	(2,625)
Accumulated net realized gain on investments	94,821
Net unrealized depreciation of investments
and foreign currencies	(76,428)
Total net assets	$2,824,314

†	Non income producing security.
◊	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
*	See Note 1 in “Notes to financial statements.”
=

Security is being valued based on international fair value pricing. At September 30, 2008, the aggregate amount of international fair value priced securities was $422,657, which represented 14.96% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Delaware Healthcare Fund
Net asset value Class A (A)	$8.36
Sales charge (5.75% of offering price) (B)	0.51
Offering price	$8.87

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $1,000,000 or more.

See accompanying notes.

14

Statement of operations
Delaware Healthcare Fund	Year Ended September 30, 2008*

Investment Income:
Dividends	$31,995
Interest	1,429
Foreign tax withheld	(1,302)	$32,122

Expenses:
Legal fees	32,887
Management fees	20,641
Audit and tax	11,051
Registration fees	9,075
Reports and statements to shareholders	3,593
Pricing fees	2,993
Custodian fees	1,989
Distribution expenses — Class A	1,256
Accounting and administration expenses	971
Dividend disbursing and transfer agent fees and expenses	270
Trustees’ fees	121
Insurance fees	76
Dues and services	37
Consulting fees	27
Trustees’ expenses	12
Taxes (other than taxes on income)	11	85,010
Less fees waived		(50,987)
Less waived distribution expenses — Class A		(1,256)
Total operating expenses		32,767
Net Investment Loss		(645)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		165,771
Foreign currencies		(1,980)
Net realized gain		163,791
Net change in unrealized appreciation/depreciation of
investments and foreign currencies		(76,428)
Net Realized and Unrealized Gain on Investments
and Foreign Currencies		87,363

Net Increase in Net Assets Resulting from Operations		$86,718

*Fund commenced operations on September 28, 2007.

See accompanying notes

15

Statement of changes in net assets
Delaware Healthcare Fund

Year Ended
9/30/08 *
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(645)
Net realized gain on investments and foreign currencies	163,791
Net change in unrealized
appreciaton/depreciation of investments and foreign currencies	(76,428)
Net increase in net assets resulting from operations	86,718

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(125)
Institutional Class	(70,825)
(70,950)

Capital Share Transactions:
Proceeds from shares sold:
Class A	737,598
Institutional Class	1,999,999

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	125
Institutional Class	70,824
2,808,546
Increase in net assets derived from capital share transactions	2,808,546
Net Increase in Net Assets	2,824,314

Net Assets:
Beginning of year	—
End of year (including accumulated net investment loss of $2,625)	$2,824,314

*Fund commenced operations on September 28, 2007.

See accompanying notes

16

Financial highlights
Delaware Healthcare Fund

Selected data for each share of the Fund outstanding throughout the period were as follows:

		Institutional
	Class A	Class
	Year Ended	Year Ended
	9/30/08[1]	9/30/08[1]
Net asset value, beginning of period	$ 8.500	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.002)	(0.002)
Net realized and unrealized gain on investments
and foreign currencies	0.163	0.163
Total from investment operations	0.161	0.161

Less dividends and distributions from:
Net realized gain on investments	(0.301)	(0.301)
Total dividends and distributions	(0.301)	(0.301)

Net asset value, end of period	$ 8.360	$ 8.360

Total return[3]	1.80%	1.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$788	$2,036
Ratio of expenses to average net assets	1.35%	1.35%
Ratio of expenses to average net assets prior to
fees waived	3.75%	3.45%
Ratio of net investment loss to average net assets	(0.03% )	(0.03% )
Ratio of net investment loss to average net assets prior to
fees waived	(2.43% )	(2.13% )
Portfolio turnover	154%	154%

[1] Fund commenced operations on September 28, 2007.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

17

Notes to financial statements
Delaware Healthcare Fund	September 30, 2008

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Global Real Estate Securities Fund, Delaware Growth Opportunities Fund and Delaware Healthcare Fund. These financial statements and related notes pertain to the Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. The Fund is available only to certain residents of certain states. As of September 30, 2008, Class C and Class R had not commenced operations.

The investment objective of the Fund is to seek maximum long-term capital growth through capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

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In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

19

Notes to financial statements
Delaware Healthcare Fund

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2008.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed 1.35% of average daily net assets of the Fund. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate:

20

0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2008, the Fund was charged $121 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has voluntarily agreed to waive all such distribution and service fees at this time. This expense waiver may be discontinued at any time because it is voluntary, and applies only to expenses paid directly by the Fund.

At September 30, 2008, the Fund had receivables due from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	$ (2,450)
Other expenses payable to DMC and affiliates*	(42,782)
Receivable from DMC under expense limitation agreement	30,345

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2008, the Fund was charged $166 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustees’ retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2008, the Fund made purchases of $6,164,204 and sales of $3,471,529 of investment securities other than short-term investments.

At September 30, 2008, the cost of investments for federal income tax purposes was $2,941,038. At September 30, 2008, the net unrealized deprecation was $103,975, of which $153,354 related to unrealized appreciation of investments and $257,329 related to unrealized depreciation of investments.

21

Notes to financial statements
Delaware Healthcare Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended September 30, 2008 was as follows:

Year
Ended
9/30/08
Ordinary Income	$70,950

5. Components of Net Assets on a Tax Basis

As of September 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,808,546
Undistributed ordinary income	121,163
Post-October currency losses	(1,375)
Unrealized depreciation of investments and foreign currencies	(104,020)
Net assets	$2,824,314

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (PFICs).

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2008, the Fund recorded the following reclassifications.

Accumulated net investment loss	$(1,980)
Accumulated net realized gain	1,980

22

6. Capital Shares

Transactions in capital shares were as follows:

Year
Ended
9/30/08*
Shares sold:
Class A	94,265
Institutional Class	235,297

Shares issued upon reinvestment of dividends and distributions:
Class A	14
Institutional Class	8,255
337,831
Net increase	337,831

*Fund commenced operations on September 28, 2007.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at September 30, 2008.

23

Notes to financial statements
Delaware Healthcare Fund

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to some of the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund which invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

24

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2008, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
0.00%	100.00%	100.00%	10.40%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended September 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $30,051 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

25

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Equity Funds IV – Delaware Healthcare Fund

We have audited the accompanying statement of net assets of Delaware Healthcare Fund (one of the series constituting Delaware Group Equity Funds IV) (the “Fund”) as of September 30, 2008, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Healthcare Fund of Delaware Group Equity Funds IV at September 30, 2008, the results of its operations, the changes in its net assets and its financial highlights for year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 19, 2008

26

Other Fund information
(Unaudited)
Delaware Healthcare Fund

Board Consideration of Delaware Healthcare Fund Investment Advisory Agreement

At a meeting held on August 15-16, 2007 (the “Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the Investment Advisory Agreement for the Delaware Healthcare Fund (the “Fund”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing performance, investment strategies and expenses, as well as information prepared specifically in connection with the approval of investment advisory contracts. Information furnished specifically in connection with the approval of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund and economies of scale. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared Delaware fund investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006 management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund

27

Other Fund information
(Unaudited)
Delaware Healthcare Fund

shareholders for being part of the Delaware Investments® Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the annual contract renewal meeting.

Comparative Expenses. The Board considered management fee and total expense comparison data for the proposed Fund and other comparable funds presented in the Board materials. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range. The Board was satisfied with the proposed management fees and total expenses of the Fund in comparison to other similar healthcare and biotech funds.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected

28

in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. Management explained that because the Fund expects to invest a significant portion of its assets internationally, it was appropriate to charge a fee outside of the standard pricing structure and consistent with the standard international equity fund fee. Nonetheless, although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in September. 2007. Prior to joining Delaware Investments in September 2006, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

29

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

30

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

31

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

32

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

33

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

34

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

35

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

36

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

37

About the organization

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Healthcare Fund, which is available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For most recent performance, please call 800 523-1918.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

38

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

39

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,900 for the fiscal year ended September 30, 2008.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,500 for the fiscal year ended September 30, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,350 for the fiscal year ended September 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,800 for the fiscal year ended September 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $262,352 and $268,162 for the registrant’s fiscal years ended September 30, 2008 and September 30, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS IV

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: December 1, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: December 1, 2008

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: December 1, 2008